UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 16, 2018

Date of Report (Date of earliest event reported)

EVIO, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62930 O. B. Riley Rd, Suite 300, Bend, OR	97703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (541) 633-4568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2018, EVIO, Inc. (the “Company”) entered into an Employment Agreement (the “Agreement”) with David Kane (“Kane”). Pursuant to the Agreement, Kane agreed to act as the Company’s Chief Financial Officer (“CFO”) for a term of two (2) years commencing on April 16, 2018, unless earlier terminated pursuant to the Agreement. As compensation for his services, the Company agreed to pay Kane a monthly base salary of $12,500 and a total of 200,000 shares of common stock (the “Kane Shares”). The Kane Shares shall vest and be issued in tranches of 25,000 shares each on April 16, 2018, July 1, 2018, October 1, 2018, January 1, 2019, April 1, 2019, July 1, 2019, October 1, 2019, and January 1, 2020, respectively. The Company agreed to indemnify Kane against and in respect to any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including reasonable attorney's fees), losses, and damages resulting from Kane’s good faith performance of his duties and obligations with the Company. The Agreement otherwise contains standard representations and warranties. A copy of the Agreement is attached hereto as an exhibit.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On or around April 16, 2018, Christian Carnell (“Carnell”) resigned as the Company’s interim CFO but will remain as a consultant to assist with certain financial matters and the Company’s periodic filings.

See Item 1.01 regarding the Company’s hiring of Kane as its CFO, which disclosure is incorporated herein by reference. Prior to the Company, Kane worked as the CFO and Chief Operating Officer of Aerovoice from March 2010 until August 2013, the CFO of JC Bromac (dba Eaglerider) from September 2013 until April 2015, and the CFO of Tryke Companies from January 2016 until November 2017. Kane also has experience as the CFO of public companies including Reeds Ginger Brew (NYSE American: REED), and National Lampoon (PINX: NLMP).

On or around April 19, 2018, Henry Grimmett resigned as a director of the Company for personal reasons. His resignation was not the result of disagreement with the Company on any matter relating to its operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Employment Agreement between EVIO, Inc. and David Kane

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVIO, INC.

Date: April 20, 2018	By:	/s/ William Waldrop
William Waldrop
Chief Executive Officer

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